UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 3, 2005

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                       000-07539                  13-2599131

 (State or Other               (Commission File Number)        (IRS Employer
   Jurisdiction of                                        Identification Number)
   Incorporation)

                       70 Lake Drive, Hightstown, NJ 08520

                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (609) 426-4666


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ITEM 2.03      Creation of a Direct Financial  Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a) On May 3, 2005, Windsortech, Inc. issued a press release disclosing the execution of a new Line of Credit. Text of the press release dated May 3, 2005, titled "Windsortech, d/b/a QSGI, Executes a New Line of Credit" is furnished as Exhibit 99.1 to this current report. Executed Line of Credit Documents are furnished as Exhibit 99.2 to this report.
(b) The following exhibits are being filed or furnished with this report:

ITEM 9.01      Financial Statements and Exhibits

Exhibit        Description

99.1           a.   Text of press release issued by WindsorTech, Inc. dated May
                    3, 2005, titled "Windsortech, d/b/a QSGI, Executes a New
                    Line of Credit"

99.2           a.   Line of Credit Documents





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 WINDSORTECH, INC.


Date: May 6, 2005                       By:      /s/  Edward L. Cummings
                                            -------------------------------
                                                 Edward L. Cummings
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer

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